EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Leland F. Bunch, III, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Wells Fargo Bank, National Association, as Master Servicer, Rialto Capital Advisors, LLC, as Special Servicer, Wilmington Trust, National Association, as Trustee, Wells Fargo Bank, National Association, as Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant, National Tax Search, LLC, as Servicing Function Participant, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the 525 Seventh Avenue Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the 525 Seventh Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 525 Seventh Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 525 Seventh Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 525 Seventh Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Le Meridien Cambridge MIT Mortgage Loan, Greystone Servicing Company LLC (as successor to C-III Asset Management LLC), as Special Servicer for the Le Meridien Cambridge MIT Mortgage Loan, U.S. Bank National Association, as Trustee for the Le Meridien Cambridge MIT Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Le Meridien Cambridge MIT Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Le Meridien Cambridge MIT Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Le Meridien Cambridge MIT Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Le Meridien Cambridge MIT Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Princeton Pike Corporate Center Mortgage Loan, Greystone Servicing Company LLC (as successor to C-III Asset Management LLC), as Special Servicer for the Princeton Pike Corporate Center Mortgage Loan, U.S. Bank National Association, as Trustee for the Princeton Pike Corporate Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Princeton Pike Corporate Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Princeton Pike Corporate Center Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Princeton Pike Corporate Center Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Princeton Pike Corporate Center Mortgage Loan, KeyBank National Association, as Primary Servicer for the Gateway Plaza Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the Gateway Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Gateway Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Gateway Plaza Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Gateway Plaza Mortgage Loan, KeyBank National Association, as Primary Servicer for the 2100 Ross Mortgage Loan, CWCapital Asset Management LLC, as Special Servicer for the 2100 Ross Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the 2100 Ross Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 2100 Ross Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 2100 Ross Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 300 Four Falls Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the 300 Four Falls Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 300 Four Falls Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 300 Four Falls Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 300 Four Falls Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 300 Four Falls Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 300 Four Falls Mortgage Loan, Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as Primary Servicer for the Renaissance Cincinnati Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Renaissance Cincinnati Mortgage Loan, U.S. Bank National Association, as Trustee for the Renaissance Cincinnati Mortgage Loan, U.S. Bank National Association, as Custodian for the Renaissance Cincinnati Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Renaissance Cincinnati Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Renaissance Cincinnati Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Renaissance Cincinnati Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the AvidXchange Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the AvidXchange Mortgage Loan, U.S. Bank National Association, as Trustee for the AvidXchange Mortgage Loan, U.S. Bank National Association, as Custodian for the AvidXchange Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the AvidXchange Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the AvidXchange Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the AvidXchange Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Twenty Ninth Street Retail Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Twenty Ninth Street Retail Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Twenty Ninth Street Retail Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Twenty Ninth Street Retail Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Twenty Ninth Street Retail Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan, Deutsche Bank Trust Company Americas, as Trustee for the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan, Deutsche Bank Trust Company Americas, as Custodian for the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan, and National Tax Search, LLC, as Servicing Function Participant for the Hyatt Regency Huntington Beach Resort & Spa Mortgage Loan.

Dated: March 18, 2021

/s/ Leland F. Bunch, III

Leland F. Bunch, III

President and Chief Executive Officer

(senior officer in charge of securitization of the depositor)